SECURITIES AND EXCHANGE COMMISSION




                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 1997

                         Cousins Properties Incorporated
             (Exact name of registrant as specified in its charter)


                 Georgia              2-20111                  58-086952
     (State or other jurisdiction    (Commission             (IRS Employer
           of incorporation)         File Number)            Identification No.)


                2500 Windy Ridge Parkway, Atlanta, Georgia 30339
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (770) 955-2200





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Item 5.  Other Events

         Cousins  Properties  Incorporated  (the  "Registrant")  is filing  this
Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No.
333-12031).


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  1  -  Underwriting Agreement between the Registrant and the
                        Underwriters named therein dated as of December 10, 1997



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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           COUSINS PROPERTIES INCORPORATED
                                           (Registrant)



Date:  December 11, 1997                   By:  /s/ Tom G. Charlesworth
                                                 Tom G. Charlesworth
                                                 Senior Vice President, General
                                                 Counsel and Secretary
                                                 (Authorized Officer)

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


                                  EXHIBIT INDEX



Exhibit Number and Description                                       Page

1- Underwriting Agreement between the Registrant and the
     Underwriters named therein dated as of December 10, 1997          5


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


                                    Exhibit 1

                                2,150,000 Shares

                         COUSINS PROPERTIES INCORPORATED
                             (a Georgia corporation)

                                  Common Stock

                                ($1.00 Par Value)

                             UNDERWRITING AGREEMENT


                                December 10, 1997


Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036


Dear Sirs:

                  Cousins Properties Incorporated, a Georgia corporation (the "Company"), confirms its agreement with Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Merrill Lynch, Pierce, Fenner & Smith Incorporated
("Merrill Lynch") (Morgan Stanley and Merrill Lynch, collectively, the "Underwriters") with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the number of shares of common stock, $1.00 par value, of the Company (the "Common Stock") set forth in Schedule A hereto, except as may otherwise be provided in the Pricing Agreement, as hereinafter defined, and with respect to the grant by the Company to the Underwriters of the option described in Section 2 hereof to purchase all or any part of an additional 322,500 shares to cover over-allotments. The aforesaid 2,150,000 shares (the "Initial Shares"), together with all or any part of the 322,500 shares subject to the option described in Section 2 hereof (the "Option Shares"), are collectively hereinafter called the "Shares."

                  Prior to the purchase and public offering of the Shares by the several Underwriters, the Company and the Underwriters shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-12031) including a prospectus relating to the Shares and has filed or shall promptly hereafter file with, or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Shares pursuant to Rule 424 under the Securities Act of 1933, as amended (the "1933 Act"). The term Registration Statement means the registration statement as amended to the date of this Agreement. The term Basic Prospectus means the prospectus included in the Registration Statement. The term Prospectus means the Basic Prospectus together with the Prospectus Supplement. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act").

                  If the Company files a registration statement to register additional shares of Common Stock and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462(b) Registration Statement"), then any reference to the "Registration Statement" shall be deemed to refer to both the registration statement referred to above and the Rule 462(b) Registration Statement, in each case as amended from time to time.

                  The Company understands that the Underwriters propose to make a public offering of the Shares after the Pricing Agreement has been executed and delivered.

                  Section 1.  Representations and Warranties.

                  (a) The Company represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                  (i) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (ii) (a) Each document filed or to be filed pursuant to the 1934 Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the requirements of the 1934 Act and the applicable rules and regulations of the Commission thereunder, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective did not, and at Closing Time will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (c) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the 1933 Act and the applicable rules and regulations of the Commission thereunder and (d) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a)(ii) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information concerning the Underwriters furnished to the Company in writing by such Underwriter expressly for use therein.

                  (iii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Georgia, with full power and authority (corporate and other) to own its properties and conduct its business; Cousins Real Estate Corporation ("CREC"), Cousins MarketCenters, Inc., formerly known as Cousins/New Market Development Company, Inc. ("CNM"), Cousins, Inc. ("CI") and each partnership or joint venture (a "partnership") or limited liability company (an "LLC") at least 50% of the equity ownership of which is directly or indirectly owned by the Company, CREC, CNM or CI, or of which the Company, CREC, CNM or CI directly or indirectly controls the controlling general partner or managing member, whether in the form of a general, special, or limited partnership or LLC and which owns real property or other assets which are described in the Prospectus (each such corporation or other entity, a "Related Entity") has been duly incorporated (in the case of corporate Related Entities) or duly formed (in the case of partnership or LLC Related Entities) and is validly existing as a corporation in good standing or is validly existing as a general or limited partnership, or as an LLC, as the case may be, under the laws of its jurisdiction of organization, with the corporate power, partnership power or LLC power, as the case may be, and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; the Company and each such Related Entity is in compliance with all laws requiring their qualification to do business as foreign corporations or foreign partnerships in all other jurisdictions in which they respectively own or lease substantial properties or maintain their respective principal offices or in which the conduct of their respective businesses requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company and the Related Entities considered as one enterprise; the outstanding shares of capital stock of such corporate Related Entities have been duly authorized and validly issued and are fully paid and non-assessable; and the Company owns the equity interests of such partnership and LLC Related Entities, free and clear of all liens and encumbrances, except as otherwise disclosed in the Prospectus. Other than the ownership by the Company of CI and by CREC of CNM and the ownership by certain Related Entities of certain corporations whose existence and operations are not material to the Company, the Company and the Related Entities do not, directly or indirectly, own at least 50% of the voting common stock of any corporation. Other than the Related Entities, the Company does not, directly or indirectly, own 50% of the equity ownership of any entity that is material to the Company. The Company does not, directly or indirectly, own any real property or other assets which are not described in the Prospectus and which are material to the assets of the Company and the Related Entities considered as one enterprise.

                  (iv) Neither the execution nor the delivery of this Agreement and the Pricing Agreement nor the sale of the Shares nor the consummation of the transactions herein contemplated will result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Related Entities is a party or by which it or any of them is bound or to which any of the property or assets of the Company or any of the Related Entities is subject or any statute or the certificate of incorporation or by-laws of the Company or any of the Related Entities, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Related Entities or over their respective properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares, except such as may be required under the 1933 Act or state securities laws and real estate syndication laws.

                  (v) All outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to the Company's Dividend Reinvestment Plan, employee benefit plans or director stock plans referred to in the Registration Statement); the Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and the Pricing Agreement and, when issued and delivered by the Company pursuant to this Agreement and the Pricing Agreement against payment of the consideration therefor, will be validly issued and fully paid and non-assessable; the issuance of the Shares is not subject to preemptive or other similar rights; and the Shares are listed for trading on the New York Stock Exchange.

                  (vi) Neither the Company nor any of the Related Entities is in violation of its certificate of incorporation, partnership agreement or similar document or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Related Entities is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Related Entities is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise.

                  (vii) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's present and contemplated operations, assets and income continue to meet such requirements.

                  (viii) The Company and the Related Entities have all necessary consents, authorizations, approvals, orders, certificates and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies to conduct the businesses now operated by them, except where the failure to have such consents, authorizations, approvals, orders, certificates and permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise, and neither the Company nor any of the Related Entities has received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise.

                  (ix) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of the Related Entities which might have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the offering of the Shares.

                  (x) Neither the Company nor any of the Related Entities is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by it, other than those which it has a valid right to use or other than those the failure to possess or own would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise.

                  (xi) The financial statements of the Company and any Related Entities together with related notes and schedules as set forth or incorporated by reference in the Registration Statement present fairly the consolidated financial position and the results of operations of the Company and the Related Entities at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented or incorporated by reference therein.

                  (xii) Except as otherwise disclosed in the Prospectus or except as would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise: (i) all properties and assets described in the Prospectus as owned by the Company or the Related Entities are owned with good and marketable title by the Company or the Related Entities; (ii) all of the leases under which any of the Company or the Related Entities holds or uses real properties or assets as a lessee are in full force and effect, and neither the Company nor any of the Related Entities is in material default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to any such party's rights as lessee under any of such leases, or affecting or questioning any such party's right to the continued possession or use of the leased property or assets under any such leases; (iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets of any of the Company or the Related Entities which are required to be disclosed in the Prospectus are disclosed therein; (iv) none of the Company or any of the Related Entities or any lessee of any portion of any such party's properties is in default under any of the leases pursuant to which the Company or any of the Related Entities leases its properties and neither the Company nor any of the Related Entities knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases; (v) no tenant under any of the leases pursuant to which any of the Company or the Related Entities leases its properties has an option or right of first refusal to purchase the premises demised under such lease; (vi) each of the properties of any of the Company or the Related Entities complies with all applicable codes and zoning laws and regulations; and (vii) none of the Company or any of the Related Entities has knowledge of any pending or threatened condemnation, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to the properties of any of the Company or the Related Entities. To the best of the Company's knowledge, each lease of real property by the Company or any Related Entity as lessor requiring annual lease payments in excess of $500,000 is the legal, valid and binding obligation of the lessee in accordance with the terms of such lease (except that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and to the Federal Bankruptcy Code). If the rents which at present are due and unpaid for more than 30 days under the leases of real property by the Company or any Related Entity as lessor remain unpaid, the financial condition or results of operations of the Company would not be materially adversely affected thereby. The Company has no reason to believe that the lessee under any lease (excluding leases for which rent payments due for the remainder of such lease are less than $500,000) calling for annual lease payments in excess of $500,000 is not financially capable of performing its obligations thereunder, except for lessees whose failures to pay would be covered by reserves established by Wildwood Associates, a Related Entity, or whose failure to pay would not have a material adverse effect on the Company and the Related Entities, taken as a whole.

                  (xiii) Title insurance in favor of the mortgagee or the Company or the Related Entities is maintained with respect to each property listed under the heading "Properties" in the Prospectus in an amount at least equal to the lesser of (a) the cost of acquisition of such property, (b) the cost of construction of such property (measured at the time of such construction) or (c) the amount of the mortgage, except (x) in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise and (y) with respect to the following properties: 4200 Wildwood Parkway, 3301 Windy Ridge Parkway; and 333 North Point Center East, the Company has retained title insurance in an amount equal to the land cost relating to such properties pending permanent financing.

                  (xiv) The mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible nor does any of the Company or the Related Entities hold a participating interest therein other than as set forth or incorporated by reference in the Prospectus and other than those that do not and would not adversely affect the business or operations of the Company and the Related Entities considered as one enterprise.

                  (xv) Each of the partnership, joint venture and other agreements to which any of the Company and the Related Entities is a party, and which relates to real property described in the Prospectus, has been duly authorized, executed and delivered by the Company or relevant Related Entity and constitutes the valid agreement thereof, enforceable in accordance with its terms against the Company or the relevant Related Entity, as the case may be, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the certificate of incorporation, partnership agreement or similar agreement or by-laws of such party or any material contract, lease or other instrument to which such party is a party or by which it or any of its properties may be bound or any law, administrative regulation or administrative or court decree, except for such breaches and defaults that do not have a material adverse effect on the Company and the Related Entities, taken as a whole.

                  (xvi) The Company has filed all Federal, local and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith.

                  (xvii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise whether or not occurring in the ordinary course of business, (B) there has not been any material transaction entered into by the Company or the Related Entities, other than those in the ordinary course of business, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xviii) Arthur Andersen LLP, who have certified the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement and Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (xix) The conditions for use of registration statements on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transaction contemplated herein.

                  (xx) Each of the Company and the Related Entities has no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it as of the date hereof or any properties owned by the Company or any entity controlled by the Company prior to the date hereof with respect to the period prior to the sale of such property by the Company or entity controlled by the Company, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on such properties as a result of any construction on or operation and use of such properties; which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Related Entities considered as one enterprise. In connection with the construction on or operation and use of the properties owned by the Company and the Related Entities, the Company represents that, as of the date of this Agreement, it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

                  (xxi) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (xxii) The sale and transfer of the Shares to the Underwriters in the manner contemplated by this Agreement will not result in any Person (as defined in the Company's Articles of Incorporation) (other than the Prior Owners (as defined in the Company's Articles of Incorporation)) owning in excess of 3.9% in value of the outstanding shares of the Common Stock (it being understood that the Company is not making any representation as to the effect of any resales by the Underwriters).

                  (b) Any certificate signed by any officer of the Company and delivered to the Underwriters, or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  Section 2.  Sale and Delivery to Underwriters; Closing.

                  (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter severally and not jointly, and each Underwriter agrees to purchase from the Company, at the price per share set forth in the Pricing Agreement, the number of Shares set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement).

                  (1) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price per share to be paid by the several Underwriters for the Shares shall be an amount equal to the initial public offering price, less an amount per share to be determined by agreement between the Underwriters and the Company. The initial public offering price per share of the Shares shall be a fixed price to be determined by agreement between the Underwriters and the Company. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Underwriters.

                  (2) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly to purchase up to an additional 322,500 Shares at the price per share set forth in the Pricing Agreement. The option hereby granted will expire 30 days after the date of the Prospectus Supplement and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Underwriters to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters but shall not be later than five full business days after the exercise of said option, nor in any event prior to Closing Time, as hereinafter defined, unless otherwise agreed upon by the Underwriters and the Company. If the option is exercised as to all or any portion of the Option Shares, the Option Shares shall be purchased by the Underwriters, severally, and not jointly, in proportion to their respective Initial Share underwriting obligations as set forth in Schedule A.

                  (b) Payment of the purchase price for and delivery of certificates for the Initial Shares shall be made at the office of King & Spalding, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M. on December 15, 1997 (the "Closing Time") (or, if the Company has elected to rely upon Rule 430A, the fifth business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company. In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for and the delivery of such Option Shares shall be made at the above-mentioned office of King & Spalding, or at such other place as shall be mutually agreed upon by the Underwriters and the Company, on each Date of Delivery as specified in the notice from the Underwriters to the Company. Payment shall be made by wire transfer or in same day funds payable to the order of the Company against delivery to the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. The certificates for the Initial Shares and the Option Shares shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before Closing Time or the Date of Delivery, as the case may be. It is understood that each Underwriter has authorized Morgan Stanley, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Shares which it has agreed to purchase. Morgan Stanley or Merrill Lynch may (but shall not be obligated to) make payment of the purchase price for the Shares to be purchased by any Underwriter whose check has not been received by Closing Time, but any such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Shares and the Option Shares will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to Closing Time or the Date of Delivery, as the case may be.

                  Section 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

                  (a) The Company will notify the Representatives immediately, and confirm the notice in writing, (i) of the receipt of any comments from the Commission, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) The Company will give the Underwriters notice of its intention to file or prepare any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus, will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus prior to consulting with the Underwriters and counsel for the Underwriters.

                  (c) The Company will deliver to the Underwriters a conformed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act).

                  (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

                  (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will either (i) forthwith prepare and furnish to the Underwriters a reasonable number of copies of an amendment of or supplement to the Prospectus or (ii) make an appropriate filing pursuant to Section 13, 14 or 15 of the 1934 Act, in form and substance satisfactory to counsel for the Underwriters, which will amend or supplement the Prospectus so that it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light the circumstances existing at the tine it is delivered to a purchaser, not misleading.

                  (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as the Underwriters may designate. In each jurisdiction in which the Shares have been so qualified the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

                  (g) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus (as supplemented) under the caption "Use of Proceeds."

                  (h) The Company will not, directly or indirectly, offer, sell or otherwise dispose of any Common Stock or any securities of the Company which are substantially similar to the Common stock or any other securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock or any such securities substantially similar to the Common Stock, other than pursuant to (i) outstanding warrants or options, (ii) existing employee stock option or employee stock purchase plans, (iii) existing director stock plans or (iv) the Company's Dividend Reinvestment Plan, prior to the expiration of 90 days from the date of the Prospectus without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld; and the Company will cause each executive officer and director of the Company to agree that each of them will not, directly or indirectly, offer, sell or otherwise dispose of any Common Stock or any securities of the Company which are substantially similar to the Common Stock or securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Stock or any such securities substantially similar to the Common Stock, other than bona fide gifts to donees who agree to be bound by such restriction, prior to the expiration of 90 days from the date of the Prospectus without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld.

                  (i) For its taxable year ending December 31, 1997, the Company
(i) will continue to elect to qualify as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and (ii) will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

                  Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the cost of printing, or reproducing, and distributing to the Underwriters copies of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, (iv) the fees and disbursements of counsel for the Company, referred to in Section 5(b) hereof, (v) the fees and disbursements of the Company's accountants, (vi) the qualification of the Shares under securities laws and real estate syndication laws in accordance with the provisions of Section 3(f), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vii) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the Prospectus and any amendments or supplements thereto and (viii) the cost of printing or reproducing and delivering to the Underwriters copies of the Blue Sky Survey, (x) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange.

                  If this Agreement is terminated by Morgan Stanley on behalf of the Underwriters in accordance with the provisions of Section 5, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                  Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement remains effective; and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus Supplement shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to the Underwriters of such timely filing.

                  (b)      At Closing Time the Underwriters shall have received:

                           (1) The favorable opinion,  dated as of Closing Time,
                  of King and Spalding, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                    (i) The  Company  was  duly  organized  as a
                           corporation and is existing and in good standing under the laws of the State of Georgia, with corporate power to own its properties and conduct its business as described in the Prospectus; each of CREC and CNM was duly organized as a corporation and is existing and in good standing as a corporation under the laws of the State of Georgia, with corporate power to own its respective properties and conduct its respective businesses as described in the Prospectus.

                                    (ii) The authorized,  issued and outstanding
                           capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to the Company's Dividend Reinvestment Plan or employee or director plans referred to in the Registration Statement) and such shares of capital stock are duly authorized, validly issued, fully paid and non-assessable; and the Common Stock conforms to the description thereof contained in the Prospectus.

                                    (iii) Each of the Company and the  corporate
                           and partnership Related Entities has been duly qualified as a foreign corporation or foreign partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns, leases or operates properties or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the Company and the Related Entities considered as one enterprise.

                                    (iv) All of the  issued  shares  of  capital
                           stock of CREC have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for the 100 shares of voting common stock of CREC owned by Thomas G. Cousins are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as set forth in the Prospectus; to the best knowledge of such counsel, all of the equity interests of each partnership and limited liability company Related Entity that owns properties described in the Prospectus are owned directly or indirectly by the Company, CREC or CNM, free and clear of all liens encumbrances, equities or claims except as set forth in the Prospectus.

                                    (v)  All of the  issued  shares  of  capital
                           stock of CNM have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by CREC, free and clear of all liens, encumbrances, equities or claims.

                                    (vi) To the best  knowledge  of such counsel
                           and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Related Entities is a party or to which the property of the Company or any of the Related Entities is the subject which are required to be described in the Prospectus and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

                                    (vii)  This   Agreement   and  the   Pricing
                           Agreement have been duly authorized, executed and delivered by the Company.

                                    (viii) The Shares have been duly and validly
                           authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable.

                                    (ix)  The  issuance  of  the  Shares  is not
                           subject to preemptive or other similar rights arising by operation of law or, to the best of their knowledge, otherwise.

                                    (x) No consent, approval,  authorization, or
                           other action by, or filing with, any governmental authority of the United States or the State of Georgia is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the 1933 Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under Georgia securities or Blue Sky laws in connection with the purchase and distribution of the shares by the Underwriters.

                                    (xi)   The   Registration   Statement,   the
                           Prospectus and each amendment or supplement thereto and any documents incorporated by reference therein comply as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules and other financial data included or incorporated by reference therein).

                                    (xii)  The   statements  in  the  Prospectus
                           Supplement under the captions "Description of Common Stock" and "Federal Income Tax Considerations" in each case insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents and fairly summarize the matters referred to thereof.

                                    (xiii)  The  company  is not an  "investment
                           company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                                    (xiv)   To  the   best  of  such   counsel's
                           knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto.

                                    (xv) Each of the partnership,  joint venture
                           or other agreements to which the Company or any of the Related Entities is a party, and which relates to the real property described in the Prospectus, has been duly authorized, executed and delivered by the Company or relevant Related Entity, as the case may be, and constitutes the valid agreement thereof, enforceable in accordance with its terms against the Company or the relevant Related Entity, as the case may be, except as limited by bankruptcy and general equitable principles and the execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or default under, the certificate of incorporation, partnership agreement or similar document or by-laws of such party or any material contract, lease or other instrument known to such counsel to which such party is a party or by which it or any of its properties may be bound or any law, administrative regulation or administrative or court decree.

                                    (xvi)   The   conditions   for   use   of  a
                           Registration   Statement   on  Form  S-3  have   been
                           satisfied; the Registration Statement has become effective under the 1933 Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the 1933 Act.


                                    (xvii) The sale and  transfer  of the Shares
                           to the Underwriters in the manner contemplated by this Agreement will not result in any Person (as defined in the Company's Articles of Incorporation) (other than the Prior Owners (as defined in the Company's Articles of Incorporation)) owning (as defined in the Company's Articles of Incorporation) in excess of 3.9% in value of the outstanding shares of Common Stock; provided, however, that no opinion is given as to the effect of any resales by the Underwriters.

                                    (xviii) The Shares have been duly authorized
                           for listing by the New York Stock Exchange on the date of the Pricing Agreement.

                           In  addition,  King & Spalding  shall state that such
                  counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and the
                  Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement, as of the time it became effective under the 1933 Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial and statistical data included or incorporated by reference therein). With respect to such statement, King & Spalding may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                           (2) The favorable opinion,  dated as of Closing Time,
                  of Shearman & Sterling, counsel for the Underwriters, with respect to the matters set forth in (vii), (xi) and (xvi) (after the first clause) of subsection (b)(1) of this Section. In rendering their opinion, Shearman & Sterling may rely as to matters of Georgia law upon the opinion of King & Spalding. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the 1933 Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial and statistical information included or incorporated by reference therein). With respect to such statement, Shearman & Sterling may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                           (3) The favorable opinion of Troutman Sanders, counsel for the Company, dated as of Closing Time, to the effect that each of CSC Associates, LP, Ten Peachtree Place Associates, Wildwood Associates, Perimeter Associates L.P. and Cousins Loret Venture, L.L.C. is validly existing as a general or limited partnership or LLC (as the case may be) under the laws of the state of its organization and has the partnership or LLC, as applicable, power to own, lease and operate its properties and conduct its business as described in the Prospectus.

                           (4) The favorable opinion of Wyche, Burgess,  Freeman
                  & Parham, P.A., special counsel to King & Spalding on behalf of the Company, dated as of Closing Time, to the effect that:

                                    (i) The Company's Joint Venture Agreement of
                           Haywood Mall Associates is currently in full force and effect and is valid and enforceable under South Carolina law, subject to applicable laws affecting creditors rights, bankruptcy laws, and general principles of equity.

                                    (ii)  The  Company  is  duly  qualified  and
                           authorized to do business and is in good standing as a foreign corporation in the State of South Carolina.

                           (5)  The   favorable   opinion  of  the  Senior  Vice
                  President of the Company, dated as of the Closing Time, to the effect that:

                                            The  compliance  by the Company with
                           all of the provisions of this Agreement and the consummation of the transactions herein contemplated (assuming that the distribution and resale of Company Common Stock is in compliance with the provisions of
                           Article II of the Company's Restated Articles of Incorporation) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which the Company or any of the Related Entities is a party or by which the Company or any of the Related Entities is bound or to which any of the property or assets of the Company or any of the Related Entities is subject (with the Underwriter's permission such counsel may assume that the term "material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument" includes only such documents listed in a schedule to the opinion), nor will such action result in any violation of the provisions of the articles of incorporation, partnership agreement or similar document or by-laws of the Company or any of the Related Entities (provided that no opinion is given regarding the Ownership Limit, as defined in the Prospectus, with respect to the effect of any resales by the Underwriters) or any statue or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over the Company or any of the Related Entities or any of their properties.


                  In rendering the opinions given in (b)(1), (3) and (5), counsel for the Company are entitled to rely upon opinions of local counsel and in respect of matters of fact, upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such opinions and certificates.

                  (c) At Closing Time (i) the Registration Statement and the Prospectus shall contain all statements which are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, and neither the Registration Statement nor the Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and no action, suit or proceeding at law or in equity shall be pending or to the knowledge of the Company threatened against the Company which would be required to be set forth in the Prospectus other than as set forth therein and (ii) no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company before or by any Federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, financial condition or income of the Company other than as set forth in the Prospectus; and the Underwriters shall have received, at Closing Time, a certificate of the President and Chief Operating Officer and the Senior Vice President and Chief Financial Officer of the Company, dated as of Closing Time, evidencing compliance with the provisions of this subsection (c), stating that the representations and warranties set forth in Section l(a) hereof are accurate as though expressly made at and as of Closing Time and that the Company intends to remain qualified as a real estate investment trust through December 31, 1997. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Shares.

                  (d) At the Closing Time, the Underwriters shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that (i) they are independent public accountants as required by the 1933 Act and the applicable published rules and regulations thereunder with respect to the Company; (ii) it is their opinion that the financial statements and supporting schedules of the Company incorporated by reference in the Registration Statement and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations thereunder; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company, a reading of the minute books of the Company since December 31, 1996, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that:

                  (A) the unaudited financial statements of the Company incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations thereunder or are not stated on a basis substantially consistent with that of the audited financial statements of the Company incorporated by reference in the Registration Statement;

                  (B) at a specified date not more than five days prior to the date of such letter, there was any change in the capital stock of the Company, any decreases in net investment in properties, investment in joint ventures, total assets or shareholders' investment or any increase in notes payable of the Company, as compared with the amounts shown in the latest balance sheet incorporated by reference in the Registration Statement; or

                  (C) during the period from the date of the latest balance sheet incorporated by reference in the Registration Statement, to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in rental revenues, in development and construction fees, in leasing and other fees, in income from joint ventures, in total revenues or in the total or per share amounts of income before gain on sale of properties or of net income; except in all cases for changes, increases or decreases which the Registration Statement discloses have occurred or may occur; and (iv) in addition to the limited procedures referred to in clause iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company, which are included or incorporated by reference in the Registration Statement and which are specified by the Underwriters, and have compared such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

                  (e) At the Closing Time, the Underwriters shall have received a letter from Arthur Andersen LLP, dated December 15, 1997, addressed to the Company and you, in form and substance satisfactory to you with respect to the Company's qualification as a real estate investment trust for 1996.

                  (f) At Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

                  (g) In the event the Underwriters exercise their option provided in Section 2 hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and the Underwriters shall have received:

                  (1) A certificate of the President and Chief Operating Officer and the Senior Vice President and Chief Financial Officer of the Company, dated such Date of Delivery, confirming that their certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true as of such Date of Delivery.

                  (2) The favorable opinion of King & Spalding, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by
         Section 5(b)(1) hereof.

                  (3) The favorable opinion of Troutman Sanders, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

                  (4) The favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by
         Section 5(b)(2) hereof.

                  (5) A letter from Arthur Andersen LLP in form and substance satisfactory to the Underwriters, dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Underwriters pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(6) shall be a date not more than three days prior to such Date of Delivery.


                  (6) The favorable opinion of the Senior Vice President of the Company, dated such Date of Delivery, and otherwise to the same effect as the opinion required by Section 5(b)(5) hereof.

                  (i) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Related Entities, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto (but including the Prospectus Supplement) subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4.

                  Section 6.   Indemnification & Contribution.

                   (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 3(d) hereof.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 6, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section. In the case of any such separate firm for the Underwriters and such control persons of any of the Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                  (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                  Section 7.  Termination.

                  (a) This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago
Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 7(a)(i) through 7(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided further that Section 6 hereof shall survive such termination.

                  Section 8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, attention of General Counsel; and notices to the Company shall be directed to it at 2500 Windy Ridge Parkway, Suite 1600, Atlanta, Georgia 30339, attention of the Corporate Secretary.

                  Section 9. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect to this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  Section 10. Governing Law and Time; Miscellaneous. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof whereupon this instrument along with all counterparts will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                           Very truly yours,

                                           COUSINS PROPERTIES INCORPORATED


                                       By  /s/ Daniel M. DuPree
                                           -----------------------------------
                                           Daniel M. DuPree


CONFIRMED AND ACCEPTED, as of the date first above written:


By:      MORGAN STANLEY & CO. INCORPORATED

         MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


         By:  Morgan Stanley & Co. Incorporated


                  By:  /s/ Robert N. Weaver
                       ----------------------------------

                       Robert N. Weaver

                                   SCHEDULE A


                                                                          Number
                                  Name of Underwriter                 of Shares
                                  -------------------                 ---------



Morgan Stanley & Co. Incorporated.........................            1,075,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated........            1,075,000
                                                                      ---------














Total.....................................................            2,150,000
                                                                      =========

                                    Exhibit A


                                2,150,000 Shares

                         COUSINS PROPERTIES INCORPORATED
                             (a Georgia corporation)

                                  Common Stock

                                ($1.00 Par Value)

                                PRICING AGREEMENT



                                December 10, 1997


Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Dear Sirs:

                  Reference is made to the Underwriting Agreement, dated December 10, 1997 (the "Underwriting Agreement"), relating to the purchase by Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") (Morgan Stanley and Merrill Lynch, collectively, the "Underwriters") of the above shares of common stock (the "Shares") of Cousins Properties Incorporated (the "Company").

                  Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with each Underwriter as follows:

                  1. The initial public offering price per share for the Shares, determined as provided in said Section 2, shall be $31.5625.

                  2. The purchase price per share for the Shares to be paid by the several Underwriters shall be $29.9055, being an amount equal to the initial public offering price set forth above less $1.6570 per share.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                           Very truly yours,

                                           COUSINS PROPERTIES INCORPORATED


                                       By: /s/ Daniel M. DuPree
                                           ---------------------------------
                                           Daniel M. DuPree



CONFIRMED AND ACCEPTED, as of the date first above written:


By:      MORGAN STANLEY & CO. INCORPORATED

         MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


         By:  Morgan Stanley & Co. Incorporated


                  By:  /s/ Robert N. Weaver
                       ------------------------------------

                       Robert N. Weaver